UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 3, 2017

CIMAREX ENERGY CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31446	45-0466694
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    303-295-3995

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

Tender Offer

On April 3, 2017, Cimarex Energy Co. (the “Company”) issued a press release announcing that it has commenced a cash tender offer to purchase any and all of its outstanding $750 million aggregate principal amount of 5.875% Senior Notes due 2022. A copy of the press release, which summarizes the basic terms of the Company’s offer to purchase, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Number	Exhibit
99.1	Press Release of Cimarex Energy Co. dated April 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMAREX ENERGY CO.

Date: April 3, 2017	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel and Secretary

Exhibit Index

Number	Exhibit
99.1	Press Release of Cimarex Energy Co. dated April 3, 2017.